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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) JANUARY 31, 2000




                         TUMBLEWEED COMMUNICATIONS CORP.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                                             94-3336053
-------------------------------        -----------          -------------------
(State or other jurisdiction of        (Commision            (I.R.S. Employer
incorporation or organization)         File Number)         Identification No.)


700 SAGINAW DRIVE, REDWOOD CITY, CA                               94063
--------------------------------------------                      --------------
(Address of principal executive offices)                          (Zip Code)


        Registrant's telephone number, including area code (650) 216-2000
                                                           --------------

                                 NOT APPLICABLE
                         -----------------------------
          (Former name or Former Address, if Changed Since Last Report)


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ITEM 5.         OTHER EVENTS.

                On January 31, 2000, Tumbleweed Communications Corp., a Delaware corporation (the "Registrant"), consummated the merger (the "Merger") of Keyhole Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Registrant, with and into Worldtalk Communications Corporation, a Delaware corporation. The press release of the Registrant, attached hereto as Exhibit 99.1, relating to the consummation of the Merger, is incorporated herein by reference.

ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS.

         (c)    Exhibits.

                The following exhibit is filed with this report:

Exhibit
Number          Description
---------------------------

99.1            Press Release of the Registrant, dated January 31, 2000.


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                                    SIGNATURE


                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TUMBLEWEED COMMUNICATIONS
CORP.



Date:  January 31, 2000                By: /s/ Bernard J. Cassidy
                                           -------------------------------------
                                           Bernard J. Cassidy
                                           Secretary and General Counsel


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                                  EXHIBIT INDEX


Exhibit
Number          Description
--------------------------------------
99.1            Press Release of the Registrant, dated January 31, 2000.


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